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                                                                    EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


I, John R. Hart, Chief Executive Officer of PICO Holdings, Inc., (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Quarterly Report on Form 10-Q of the Registrant for the three months ended March 31, 2003, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to PICO Holdings, Inc., and will be retained by PICO Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Dated:  May 12, 2003                         /s/ John R. Hart
                                             --------------------------
                                             John R. Hart
                                             Chief Executive Officer



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